FIFTH THIRD FUNDS

                    AMENDED AND RESTATED MULTIPLE CLASS PLAN


         This Multiple Class Plan ("Plan") is adopted by Fifth Third Funds (the "Trust"), a Massachusetts business trust, with respect to the classes of shares (the "Classes") of the portfolios of the Trust (the "Funds") set forth in Exhibit A hereto.

1.       PURPOSE

         This Plan is adopted pursuant to Rule l8f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with the issuance by the Trust of more than one class of shares of any or all of the separate series of the Trust.

2.       DESIGNATION OF CLASSESS/SEPARATE ARRANGEMENTS/CLASS DIFFERENCES

         The Trust has established, and may subsequently establish, one or more portfolio series (each a "Fund," and collectively the "Funds"). Each Fund may from time to time offer shares of those classes designated as "Class A Shares," "Class B Shares(1)," "Class C Shares," "Institutional Shares," "Select Shares," "Preferred Shares," and "Trust Shares" as provided in Exhibit A hereto (each a "Class," and collectively, the "Classes").

         Each Class of shares of beneficial interest in a Fund (the "Shares") represents interests in the same portfolio of investments of the Fund and will be identical in all respects; except that they will differ solely with respect to: (i) arrangements for shareholder services as provided in paragraph 3, below, arrangements for the distribution of Shares as provided in paragraph 4 below, or both; (ii) the exclusive right of a Class to vote on certain matters relating to the Plan of Distribution Pursuant to Rule 12b-1 adopted by the Trust with respect to such Class or such other matters for which the interests of a Class differ materially from those of another Class; (iii) such differences relating to purchase minimums, sales charges and eligible Advisors as may be set forth in the prospectuses and statement of additional information of the Fund, as the same may be amended or supplemented from time to time (the "Prospectuses" and "SAI"); (iv) the different exchange privileges of the Classes of Shares as provided in paragraph 5 below; (v) the fact that only certain Classes will have a conversion feature; and (vi) the designation of each Class of Shares.

3.       SHAREHOLDER SERVICES AND DISTRIBUTION

         Each Class of Shares of a Fund shall has a different arrangement for shareholder services or the distribution of Shares, or both, as follows:



-----------------------
(1) Effective May 11, 2007, the Class B Shares of each Fund were closed to all purchases. Dividends may continue to be reinvested automatically without incurring a sales charge, and existing shareholders owning Class B shares may exchange to Class B shares of other Fifth Third Funds and may redeem shares as described in the Prospectus.


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

         (a) Institutional Shares, Select Shares, Preferred Shares and Trust Shares are not subject to a sales charge at the time of purchase or upon redemption.

         (b) Class A Shares shall be sold subject to a front-end sales charge as set forth in the Prospectuses and SAI with respect to the applicable Fund. As set forth in the prospectus and the Statement of Additional Information, purchases of Class A Shares of $500,000 or more, if purchased prior to August 1, 2002, and $1,000,000 or more, if purchased on or after August 1, 2002, for which no sales charge is imposed, are subject to a CDSC of 1% if redeemed prior to the first anniversary of purchase.

         (c) Class B Shares and Class C Shares shall be sold subject to a contingent deferred sales charge as set forth in the Prospectuses and SAI with respect to the applicable Fund. (Class B Shares are no longer offered for sales aside from exchanges from current Class B Shares and from reinvested distribtutions.)

         (d) Class A Shares shall be subject to an annual distribution and shareholder servicing fee of up to 0.25% of the net assets of the Fund allocable to such Class of Shares.

         (e) Class B Shares shall be subject to a service fee of up to 0.25% of the net assets of the Fund allocable to such Class of Shares.

         (f) Class C Shares and Trust Shares shall be subject to a non-Rule 12b-1 service fee of up to 0.25% of the net assets of the Fund allocable to such Class of Shares.

         (g) Preferred Shares shall be subject to a non-Rule 12b-1 service fee of up to 0.15% of the net assets of the Fund allocable to such Class of Shares.

         (h) Select Shares shall be subject to a non-Rule 12b-1 service fee of up to 0.08% of the net assets of the Fund allocable to such Class of Shares.

         (i) Class B and Class C Shares shall also be subject to an annual distribution fee of up to 0.75% of the net assets of the Fund allocable to such Class of Shares.

4.       EXPENSE ALLOCATIONS

         Expenses of the Funds shall be allocated as follows:

         (a) Class Expenses. Expenses relating to different arrangements for shareholder services or the distribution of Shares, or both, shall be allocated to and paid by that Class. A Class may pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of a Fund"s assets, if such expenses are actually incurred in a different amount by that Class, or if the Class receives services of a different kind or to a different degree than other classes.

         (b) Other Allocations. All expenses of the Funds not allocated to a particular class as provided above shall be allocated to each Class on the basis of the net asset value of that Class in


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

relation to the net asset value of the Fund. Notwithstanding the foregoing, the underwriter, adviser, or other provider of services to a Fund may waive or reimburse the expenses of a specific Class or Classes to the extent permitted under Rule 18f-3 under the 1940 Act; provided, however, that the Board of Trustees of the Trust shall monitor the use of such waivers or reimbursements intended to differ by class.

5.       EXCHANGE FEATURES

         A shareholder may exchange shares of one Fund for the appropriate Class of shares of any other Fund in the Trust. Shares of Funds with a sales charge may be exchanged at net asset value for shares of other Funds with an equal sales charge, lower sales charge or no sales charge. Shares of Funds with a sales charge may be exchanged for shares of Funds with a higher sales charge at net asset value, plus the additional sales charge. Shares of Funds with no sales charge, whether acquired by direct purchase, reinvestment of dividends on such shares, or otherwise, may be exchanged for shares of Funds with a sales charge at net asset value, plus the applicable sales charge. When an exchange is made from a Fund with a sales charge to a Fund with a lower or no sales charge, the shares exchanged and additional shares which have been purchased by reinvesting dividends or capital gains on such shares retain the character of the exchanged shares for purposes of exercising further exchange privileges.

6.       EFFECTIVENESS

         This Plan shall become effective with respect to each Class, (i) to the extent required by the Rule, after approval by a majority vote of: (a) the Trust"s Board of Trustees; (b) the members of the Board of Trustees of the Trust who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust; and/or (ii) upon execution of an exhibit adopting this Plan with respect to such Class.

7.       AMENDMENT

         In accordance with the Rule, any material amendment to this Plan may be made by a majority vote of: (i) the Trust's Board of Trustees; and (ii) the members of the Board of Trustees who are not interested persons of the Trust.


AS AMENDED:       March 30, 2005
                  June 26, 2008


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

                                                              DATED: MAY 1, 2000
                                                     AMENDED: SEPTEMBER 29, 2005
                                                          AMENDED: JUNE 26, 2008

                                    EXHIBIT A
                           TO THE MULTIPLE CLASS PLAN

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
                              INSTITUTIONAL SHARES
                                  TRUST SHARES
                                PREFERRED SHARES
                                  SELECT SHARES

         Each of the portfolios of the Trust set forth below shall be covered by the Multiple Class Plan adopted by the Trust and to which this Exhibit is attached with respect to the Class A Shares, the Class B Shares, the Class C Shares, the Institutional Shares, the Trust Shares, the Select Shares and the Preferred Shares of such portfolio as indicated:

------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
                                                 INSTITUTIONAL  CLASS A   CLASS B      CLASS C   SELECT     PREFERRED    TRUST
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Small Cap Growth Fund                X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Mid Cap Growth Fund                  X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Quality Growth Fund                  X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Structured Large Cap Plus Fund       X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Equity Index Fund                    X              X         X            X         X          X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Micro Cap Value Fund                 X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Small Cap Value Fund                 X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third All Cap Value Fund                   X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Disciplined Large Cap Value Fund     X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third LifeModel Aggressive FundSM          X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third LifeModel Moderately Aggressive      X              X         X            X
FundSM
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third LifeModel Moderate FundSM            X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third LifeModel Moderately Conservative    X              X         X            X
FundSM
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third LifeModel Conservative FundSM        X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Strategic Income Fund                X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Dividend Growth Fund                 X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third International Equity Fund            X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third High Yield Bond Fund                 X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Total Return Bond Fund               X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Short Term Bond Fund                 X              X                      X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Municipal Bond Fund                  X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Intermediate Municipal Bond Fund     X              X         X*           X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Ohio Municipal Bond Fund             X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Michigan Municipal Bond Fund         X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Prime Money Market Fund              X              X         X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------


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
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
                                                 INSTITUTIONAL  CLASS A   CLASS B      CLASS C   SELECT     PREFERRED    TRUST
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Institutional Money Market Fund      X                                               X          X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Institutional Government Money       X                                               X          X            X
Market Fund
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third U.S. Treasury Money Market Fund      X                                               X          X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Michigan Municipal Money Market      X              X
Fund
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Municipal Money Market Fund          X              X                                X          X            X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------
Fifth Third Ohio Tax Exempt Money Market Fund    X              X
------------------------------------------------ -------------- --------- ------------ --------- ---------- ------------ --------

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